UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

       Date of Report (date of earliest event reported): January 17, 2014

                            NEVADA HEALTH SCAN, INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       000-54231                 27-4336843
  ------------------------         -----------------            ------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
  of incorporation)                                          Identification No.)

                             1550 Larimer, Ste. 264
                                Denver, CO 80202
             -----------------------------------------------------
          (Address of principal executive offices, including Zip Code)

            Registrant's telephone number, including area code: None


                              1033 B Avenue No. 101
                               Coronado, CA 92118
           ---------------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  Change in Control of Registrant.

     On January 17, 2014, Strategic Capital Partners, LLC ("SCP") acquired 14,950,000 shares of the Company's outstanding common stock, as well as warrants to purchase 5,000,000 shares of the Company's common stock from several private parties. As a result of the acquisition, SCP owns approximately 93% of the Company's common stock.

     In connection with the acquisition:

     o    Benjamin J. Barton was appointed as a director of the Company; and

     o Dean Konstantine, Josephine Resma and Howard Behling resigned as officers and directors of the Company.


     Since 2005 Mr. Barton (age 50) has been the managing member of SCP, a firm which provides consulting services to private and public companies. Mr. Barton holds a Bachelor of Science degree in Political Science from Arizona State University and an MBA degree in finance from UCLA.

     Mr. Barton will serve until the next annual meeting of the Company's shareholders and until his successor has been duly elected and qualified. The Company does not compensate any person for acting as a director.

     The following table shows the ownership, as of the date of this report, of those persons owning beneficially 5% or more of the Company's common stock and the number and percentage of outstanding shares owned by each of the Company's directors and officers and by all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over their shares of common stock.

    Name                              Shares Owned     % of Outstanding Shares
    ----                              ------------     -----------------------

    Strategic Capital Partners, LLC    14,950,000                 93%


     Strategic Capital Partners is controlled by Benjamin J. Barton, a director of the Company.

     As of January 17, 2014 the Company did not have any full time employees.

     The Company plans to change its name to Americann, Inc.


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     See Item 1.01 of this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2014
                                      NEVADA HEALTH SCAN, INC.


                                      By: /s/ Benjamin J. Barton
                                          --------------------------------
                                          Benjamin J. Barton, Director